LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Macquarie Diversified Floating Rate Fund

LVIP Macquarie High Yield Fund

LVIP Macquarie Mid Cap Value Fund

LVIP Macquarie SMID Cap Core Fund

LVIP Macquarie Social Awareness Fund

LVIP Macquarie U.S. Growth Fund

LVIP Macquarie U.S. REIT Fund

Supplement Dated October 8, 2025

Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Macquarie Diversified Floating Rate Fund, LVIP Macquarie High Yield Fund, LVIP Macquarie Mid Cap Value Fund, LVIP Macquarie SMID Cap Core Fund, LVIP Macquarie Social Awareness Fund, LVIP Macquarie U.S. Growth Fund and LVIP Macquarie U.S. REIT Fund (the “Funds”). You may obtain copies of the Funds’ Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) held on September 9-10, 2025, the Board approved (i) a new sub-advisory agreement between Lincoln Financial Investments Corporation (“LFI”) and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (“NIFA”) with respect to the Funds and (ii) a new sub-sub-advisory agreement between NIFA and Macquarie Investment Management Global Limited with respect to the LVIP Macquarie U.S. Growth Fund and LVIP Macquarie U.S. REIT Fund (together, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements were approved in connection with the acquisition of Macquarie Asset Management’s (“MAM”) U.S. and European public investments business (the “Acquisition”), including the business of Delaware Investments Fund Advisers (“DIFA”), the subadviser to the Funds, by Nomura Holding America Inc. (“Nomura”). The New Sub-Advisory Agreements will become effective on the closing date of the Acquisition, which is expected to be on or about November 1, 2025 (the “Acquisition Date”). Following the Acquisition, DIFA will remain sub-adviser of the Funds (although DIFA will be renamed NIFA on the Acquisition Date). The Acquisition will not affect the fees or expenses of the Funds, the level or scope of services to be rendered to the Funds or the fees payable by LFI to NIFA.

As of the Acquisition Date, the Funds’ Summary and Statutory Prospectuses are revised as follows:

1.

All references to, and information regarding, Macquarie Investment Management Global Limited, with respect to the LVIP Macquarie SMID Cap Core Fund, LVIP Macquarie Mid Cap Value Fund, and LVIP Macquarie Social Awareness Fund are deleted in their entirety.

2.

All references to, and information regarding, Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Ltd., with respect to the LVIP Macquarie Diversified Floating Rate Fund, and LVIP Macquarie High Yield Fund are deleted in their entirety.

3.

Vivek Bommi, CFA, will no longer be a portfolio manager to LVIP Macquarie High Yield Fund (the “Fund”). John P. McCarthy, CFA, will continue to be a portfolio manager to the Fund. As of the Acquisition Date, all references to Vivek Bommi, CFA, are deleted in their entirety.

4.	The Funds’ names are changed as noted. All references to the Funds’ names are revised accordingly.

Current Fund Name	New Fund Name (effective as of the Acquisition Date)
LVIP Macquarie Diversified Floating Rate Fund	LVIP Nomura Diversified Floating Rate Fund
LVIP Macquarie High Yield Fund	LVIP Nomura High Yield Fund
LVIP Macquarie Mid Cap Value Fund	LVIP Nomura Mid Cap Value Fund
LVIP Macquarie SMID Cap Core Fund	LVIP Nomura SMID Cap Core Fund
LVIP Macquarie Social Awareness Fund	LVIP Nomura Social Awareness Fund
LVIP Macquarie U.S. Growth Fund	LVIP Nomura U.S. Growth Fund
LVIP Macquarie U.S. REIT Fund	LVIP Nomura U.S. REIT Fund

5.

Shareholders of the Funds will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order with more detailed information about the Acquisition and the New Sub-Advisory Agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE